UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2019

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Winter Road, Delaware, Ohio		43015
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01.    Completion of Acquisition or Disposition of Assets

On February 11, 2019, Greif, Inc. (the "Company") completed its previously announced acquisition (the “Caraustar Acquisition”) of Caraustar Industries, Inc. (“Caraustar”). The Caraustar Acquisition was completed in accordance with the terms of an Agreement and Plan of Merger, dated December 20, 2018 (the “Merger Agreement”), between two of the Company’s subsidiaries and the parent of Caraustar, Paperboard Parent, Inc. ("Paperboard Parent" and, together with its subsidiaries, "Paperboard"). Under the terms of the Merger Agreement, a subsidiary of the Company was merged into Paperboard Parent, with Paperboard Parent surviving the merger as the surviving corporation.

On February 13, 2019, the Company filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission (the "SEC") to report the completion of the Caraustar Acquisition and other related matters. The purpose of this filing is to amend the Original Report to provide certain financial statements and certain pro forma financial information in connection with the Caraustar Acquisition as required by Items 9.01(a) and 9.01(b) of Form 8-K. Except for the foregoing, this filing does not modify or update any other disclosure contained in the Original Report.

Section 9 - Financial Statement and Exhibits

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Paperboard as of and for the years ended December 31, 2018 and 2017, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The Company requested and was granted a waiver from the SEC that permits the Company to omit the financial statements of Paperboard for its fiscal year ended December 31, 2016, which were otherwise required by Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company, giving effect to the Caraustar Acquisition and related financing transactions, as of and for the year ended October 31, 2018, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
(c) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditors of Paperboard Parent, Inc.
99.1	The audited consolidated financial statements of Paperboard Parent, Inc. and subsidiaries for the years ended December 31, 2018 and 2017.
99.2
Unaudited pro forma condensed consolidated financial statements of Greif Inc. and subsidiaries, giving effect to the Caraustar acquisition and related financing transactions as of and for the year ended October 31, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: April 25, 2019	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer (Principal Financial Officer)